UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6166 Nancy Ridge Drive

San Diego, CA 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 453-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc.

Item 8.01	Other Events.

On July 8, 2009, we entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. (the “Underwriter”) relating to the issuance and sale of 12,500,000 of our common stock, par value $0.0001 per share. The price to the public is $4.17 per share and the Underwriter has agreed to purchase the shares from us pursuant to the Underwriting Agreement at a price of $4.00 per share.

The offering is being made pursuant to a shelf registration statement we filed with the Securities and Exchange Commission on November 25, 2008, which became effective on December 3, 2008 (File No. 333-155660). The closing of the offering is expected to take place on July 13, 2009. A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated herein by reference, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

On July 8, 2009, we also issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 8, 2009, by and between Arena and Piper Jaffray & Co.

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release announcing pricing of offering

Forward-Looking Statements

Certain statements in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected closing of the sale and purchase of common stock described. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our ability to satisfy applicable closing conditions under the Underwriting Agreement and the Underwriter’s compliance with its obligations to purchase the shares of common stock. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of this report. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA PHARMACEUTICALS, INC.

Dated: July 9, 2009	By:	/s/ Steven W. Spector
Steven W. Spector Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 8, 2009, by and between Arena and Piper Jaffray & Co.

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release announcing pricing of offering